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                                                                    EXHIBIT 99.4
                          NOTICE OF GUARANTEED DELIVERY

                                 EXCHANGE OFFER
                                       FOR
                                 ALL OUTSTANDING
                           7.25% SENIOR NOTES DUE 2004
                                       OF
                              CERIDIAN CORPORATION
                 PURSUANT TO THE PROSPECTUS DATED ________, 1999

         This form, or one substantially equivalent hereto, must be used by any holder of 7.25% Senior Notes due 2004 (the "Old Notes") of Ceridian Corporation, a Delaware corporation (The "Company"), who wishes to tender Old Notes pursuant to the Company's Exchange Offer, as defined in the prospectus dated ___________, 1999 (the "Prospectus") and (1) who cannot deliver the Letter of Transmittal or any other required documents to the Exchange Agent before the Expiration Date (as defined in the Prospectus) or (2) cannot complete the procedure for book-entry on a timely basis. Such form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK
                              -------------------

          BY MAIL:            BY FACSIMILE TRANSMISSION:      BY HAND OR
                                    (FOR ELIGIBLE          OVERNIGHT COURIER:
                                 INSTITUTIONS ONLY)
    The Bank of New York           (212) 815-6339         The Bank of New York
     101 Barclay Street                                    101 Barclay Street
          Floor 7E               CONFIRM FACSIMILE BY   Corporate Trust Services
     New York, NY 10286              TELEPHONE:          Ground Level Window
Attn: Reorganization              (212) 815-3750           New York, NY 10286
        Section                                          Attn: Reorganization
                                                               Section

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.



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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes or Book-Entry Interests in Old Notes, as applicable, specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

         CERTIFICATE NUMBERS
           (IF AVAILABLE)                       PRINCIPAL AMOUNT TENDERED

--------------------------------------  ---------------------------------------

--------------------------------------  ---------------------------------------

--------------------------------------  ---------------------------------------


         All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If Old Notes will be tendered by        SIGN HERE
book-entry transfer:

Name of Tendering Institution:

--------------------------------------  ---------------------------------------
                                        Signature(s)


The Depository Trust Company

Account No:
           --------------------------   ---------------------------------------
                                        Name(s) (Please Print)

                                        ---------------------------------------
                                        Address

                                        ---------------------------------------
                                        Zip Code

                                        ---------------------------------------
                                        Area Code and Telephone Number

                                        Date:
                                              ---------------------------------



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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" as defined by rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                                        SIGN HERE

                                        ---------------------------------------
                                        Name of Firm

                                        ---------------------------------------
                                        Authorized Signature

                                        ---------------------------------------
                                        Name (Please Print)

                                        ---------------------------------------

                                        ---------------------------------------
                                        Address

                                        ---------------------------------------
                                        Zip Code

                                        ---------------------------------------
                                        Area Code and Telephone No.

                                        Date:
                                              ---------------------------------

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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                                  INSTRUCTIONS


         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to 5:00 p.m. on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

         2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the holder(s) of the Old Notes referred to herein, then the signature must correspond exactly with the name(s) of the holder(s) that appear on the security position listing maintained by the Depository.

         If this Notice of Guaranteed Delivery is signed by a person other than the holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holder(s) that appear on the security position listing maintained by the Depository.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.